Exhibit 99.1

                                  NEWS RELEASE
                                                           FOR IMMEDIATE RELEASE
                                                                  August 5, 2005

                                                             IPIX Media Contact:
                                                                  Jean Watterson
                                                                  (703) 674-4150
                                                         Jean.Watterson@ipix.com


                  IPIX REPORTS RESULTS FOR SECOND QUARTER 2005

RESTON, VA - August 5, 2005 - IPIX Corporation (NASDAQ: IPIX), a premier supplier of 360(degree), immersive imaging technologies for visual intelligence applications, announced financial results for the three and six months ended June 30, 2005 and comparable prior year results:

                                                           Three Months Ended                    Six Months Ended
                                                                June 30,                             June 30,
                                                    ----------------------------------  ------------------------------------
                                                          2005             2004                2005              2004
                                                    ----------------------------------  ------------------------------------
Revenue                                             $  1,432,803      $   1,012,575      $    2,101,032     $    1,488,810
Operating expenses                                  $  6,705,313      $   2,508,013      $   11,633,827     $    4,493,878
Loss from continuing operations                     $  5,988,822      $   2,063,613      $   10,510,569     $    3,867,205
Loss from discontinued operations, net of taxes     $          -      $   1,339,107      $    1,359,726     $    2,745,533
Net loss per common share, basic and diluted        $       0.27      $        0.23      $         0.54               0.58


Revenue increased 42% and 41%, respectively for the three and six months ended June 30, 2005, compared to the same periods in the prior year, primarily due to sales of 360(degree) cameras from the immersive video product line. Gross profit for both the three and six months ended June 30, 2005 increased to 47% as compared with 42% and 41% for the three and six months ended June 30, 2004. The increase in gross margin was due to sales of higher margin immersive video products in 2005.

Included in operating expenses in the three and six months ended June 30, 2005 is $1,819,388 of restructuring charges resulting from the plan management executed in the second quarter to abandon certain assets and a leased facility in conjunction with the sale of the AdMission business unit. IPIX completed the sale of its AdMission business unit on February 11, 2005, which was reported as discontinued operations in the first quarter of 2005 and prior years.

Increases in operating expenses were related to sales and marketing expenditures focused on building a direct sales force and an indirect channel sales team for the immersive video product line as well as related increases in marketing and trade show activity. As a result, the company made sales within the prison, education, law enforcement and retail markets during the second quarter, 2005.

General and administrative expenses increased as a result of additional personnel for general and administrative and information technology. Also contributing to the increase in general and administrative expenses were accounting, legal and consultant fees related to the Sarbanes-Oxley compliance and reporting of discontinued operations. Research and development expenses increased due to additions to IPIX's engineering resources focused on the integration of the IPIX IP camera into a variety of digital video recording
(DVR) devices utilized in the surveillance market that IPIX addresses.

"Recent terror-related events worldwide have clearly demonstrated the need for more cameras and more sophisticated, intelligent video surveillance solutions, particularly for at-risk public and private institutions and critical infrastructures," said IPIX President and CEO Clara Conti. "As a leader in the emerging digital video marketplace, IPIX is positioned to stay at the technology forefront, as evidenced by our recent Defense Advanced Research Project Agency (DARPA) contract to develop the world's highest resolution video camera and the investments we are making in research and development."

About IPIX Corporation
IPIX Corporation is a premium provider of immersive imaging products for government and commercial applications. We combine experience, patented technology and strategic partnerships to deliver visual intelligence solutions worldwide. Our immersive, 360(degree) imaging technology has been used to create high-resolution digital still photography and video products for surveillance, visual documentation and forensic analysis. www.ipix.com

This press release may contain forward-looking information within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, and is subject to the safe harbors under those sections. In some cases, you can identify forward-looking statements by terminology such as "expect," "believe," "may," "will," "plans" and "anticipate," or the negative of such terms or comparable terminology. Forward-looking statements appearing herein include statements concerning operating and profitability plans and goals and restructuring efforts, and are based on current expectations.

Actual results may differ materially from those projected in the forward-looking statements based upon a number of factors including:

-        changes in the demand for our products and services,
- our third-party supplier's ability to deliver high quality components to us in a timely fashion,
-        our ability to control or effect reductions in costs,
-        uncertainty regarding our ability to continue as a going concern,
-        our ability to raise capital and fund our operations,
-        our ability to attract and retain highly qualified personnel,
- our ability to design, manufacture and deliver high quality products in a timely fashion,
- the burdens and costs of defending against potential infringement claims,

The matters discussed in this press release also involve risks and uncertainties described from time to time in documents filed with the Securities and Exchange Commission, including but not limited to Form 10-Ks, Form 10-K/As, Form 10-Qs, Form S-3s and Form 8-Ks (www.sec.gov).

                                IPIX CORPORATION
                      CONDENSED CONSOLIDATED BALANCE SHEETS

                                                                             June 30,          December 31,
                                                                              2005                 2004
                                                                           -------------       -------------
                                                                            (unaudited)            (1)
                           ASSETS

 Current assets:
    Cash and cash equivalents                                              $ 13,541,951        $ 12,784,058
    Restricted cash and short-term investments                                  630,000             550,000
    Short-term investments                                                    1,469,788             895,254
    Accounts receivable                                                         592,757             413,873
    Inventory, net of reserves of $292,150 and $346,132                       2,169,763           2,334,271
    Prepaid and other current assets                                          1,144,085           1,511,392
    Assets held for sale for discontinued operations                                  -             321,384
                                                                          ---------------     ----------------
       Total current assets                                                  19,548,344          18,810,232

Computer hardware, software and other, net                                    1,444,842             715,663
Restricted cash and other long-term assets                                      111,564             718,343

                                                                          ---------------     ----------------
       Total assets                                                        $ 21,104,750        $ 20,244,238
                                                                          ===============     ================

          LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
    Accounts payable                                                       $  1,366,145        $  1,042,979
    Accrued liabilities                                                       3,266,615           3,376,775
    Deferred revenue                                                            219,254              84,100
    Liabilities held for sale for discontinued operations                             -             164,112
    Capital lease obligations                                                         -             219,977
                                                                          ---------------     ---------------
       Total current liabilities                                              4,852,014           4,887,943
Long-term restructuring liabilities                                             482,812             141,675
                                                                          ---------------     ---------------
       Total liabilities                                                      5,334,826           5,029,618
                                                                          ---------------     ---------------

Stockholders' equity:
Preferred stock, $0.001 par value, 5,001,100 authorized, 290,347 shares issued and outstanding (aggregate liquidation value:
    $7,555,704 and $7,325,335)                                                      290                 290
Common stock, $0.001 par value, 50,000,000 authorized, 26,588,363 and
    2,539,058 shares issued and outstanding                                      26,588              21,539
Additional paid-in-capital                                                  546,079,023         533,658,473
Accumulated deficit                                                        (530,335,977)       (518,465,682)
                                                                           --------------      --------------
       Total stockholders' equity                                            15,769,924          15,214,620
                                                                           --------------      --------------
       Total liabilities and stockholders' equity                          $ 21,104,750        $ 20,244,238
                                                                           ==============      ==============

(1) The December 31, 2004 balances were derived from the audited consolidated financial statements.

                                IPIX CORPORATION
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)

                                                             Three Months Ended                  Six Months Ended
                                                                  June 30,                           June 30,
                                                      ---------------------------------   --------------------------------
                                                            2005            2004               2005            2004
                                                      ---------------------------------   --------------------------------

Revenue:
   Hardware                                            $  1,024,261     $   594,657        $  1,340,883       $ 807,752
   License and other                                        408,542         417,918             760,149         681,058
                                                      --------------    ---------------    --------------     ------------
       Total revenue                                      1,432,803       1,012,575           2,101,032       1,488,810

Cost of revenue:
   Hardware                                                 559,163         439,260             729,742         584,419
   License and other                                        196,154         145,387             392,024         297,690
                                                      --------------     --------------    --------------      -----------
       Total cost of revenue                                755,317         584,647           1,121,766         882,109

       Gross profit                                         677,486         427,928             979,266         606,701

Operating expense:
   Sales and marketing                                    1,972,415       1,073,319           3,687,275       1,920,418
   General and administrative                             2,254,028         924,617           4,547,829       1,617,281
   Research and development                                 659,482         510,077           1,325,977         956,179
   Restructuring charges                                  1,819,388               -           1,819,388               -
   Loss on impairment of asset                                    -               -             253,358               -
                                                      --------------     --------------     -------------    ------------
       Total operating expenses                           6,705,313       2,508,013          11,633,827       4,493,878

Operating loss                                           (6,027,827)     (2,080,085)        (10,654,561)     (3,887,177)
Interest and other (expenses) income, net                    39,005          16,472             143,992          19,972
                                                      --------------     --------------     -------------    ------------

Loss from continuing operations                          (5,988,822)     (2,063,613)        (10,510,569)     (3,867,205)
Loss from discontinued operations, net of taxes                   -      (1,339,107)         (1,359,726)     (2,745,533)
                                                      --------------     --------------     -------------    ------------

Net loss                                                 (5,988,822)     (3,402,720)        (11,870,295)     (6,612,738)
Preferred stock dividends                                  (115,821)       (223,736)           (230,369)       (624,168)
                                                      --------------     --------------     -------------    ------------
Net loss available to common stockholders              $ (6,104,643)    $(3,626,456)       $(12,100,664)    $(7,236,906)
                                                      ==============    ===============    ===============  =============

Basic and diluted loss per share:
   Continuing operations                               $      (0.27)     $    (0.14)        $     (0.48)      $   (0.36)
   Discontinued operations                                        -           (0.09)              (0.06)          (0.22)
                                                      --------------    ---------------    ---------------  ------------
Net loss per share to common
   stockholders (basic and diluted)                    $      (0.27)     $    (0.23)        $     (0.54)      $   (0.58)
                                                      ==============    ===============    ===============  =============

Weighted average common shares (basic and diluted)       22,794,321      15,894,427          22,366,171      12,397,576
                                                      ==============    ===============    ===============  =============


                                  End of Filing